Exhibit 99.3

DEBENTURE

GOLDSTAR GAS CORP.

c/o 2760 – 200 Granville Square

200 Granville Street

Vancouver, British Columbia, Canada

V6C 1S4

$650,000.00 U.S.

AMOUNT AND OBLIGATIONS

The above-named corporation (herein called the “Corporation”) for value received hereby promises to pay to BARNABUS ENERGY INC. (herein called the “Lender”), with an office and place of business at 514 Via de la Valle, Suite 200, Solana Beach, California 92075, on demand the principal sum of $650,000.00 in lawful money of the United States of America with interest thereon from November 28, 2005 at 5% per annum, payable in arrears at maturity. This Debenture shall mature, and all principal and accrued interest shall be payable upon, the earlier to occur of i) November 28, 2006; and ii) the sale by the Corporation of any of the mortgaged property, as hereinafter defined.

This Debenture secures payment by the Corporation to the Lender of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Corporation to the Lender or remaining unpaid by the Corporation to the Lender, whether arising from dealings between the Lender and the Corporation or from any other dealings or proceedings by which the Lender may be or become in any manner whatever a creditor of the Corporation, and wherever incurred, and whether incurred by the Corporation alone or with another or others and whether as principal or surety, including expenses under paragraph 5 hereof and all interest, commissions, legal and other costs, charges and expenses (herein called the “obligations secured”).

PROPERTY SECURED

As security for the payment of the obligations secured, the Corporation, as beneficial owner, hereby grants a security interest in and mortgages and charges as and by way of a floating charge to and in favour of the Lender, all of the undertaking, property and assets of the Corporation for the time being, both real and personal, movable and immovable of whatsoever nature and kind now owned or hereafter acquired, including its goodwill and uncalled capital; provided that the said mortgage(s) and charge(s) shall not extend or apply to the last day of the term of any lease or any agreement therefor now held or hereafter acquired by the Corporation, but should such mortgage(s) and charge(s) become enforceable the Corporation shall thereafter stand possessed of such last day and shall hold it in trust to assign the same to any person acquiring such term or the part thereof mortgaged and charged in the course of any enforcement of the said mortgage(s) or charge(s) or any realization of the subject matter thereof.

All property and assets subject to the said mortgage(s) and charge(s) shall be collectively referred to as the “mortgaged property”.

COVENANTS OF THE CORPORATION

This Debenture is issued subject to and with the benefit of the following covenants:

1.	The Corporation covenants that it shall:

Maintain and Operate

(a)

diligently maintain, use and operate the mortgaged property and shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the mortgaged property and the earnings, incomes, rents, issues and profits thereof;

Insure

(b)

cause all its property which is of a character usually insured by businesses operating properties of a similar nature to be properly insured and kept insured with reputable insurers against loss or damage by fire or other hazards of the nature and to the extent that such properties are usually insured by businesses operating properties of a similar nature in the same or similar localities and shall maintain such insurance with loss if any payable to the Lender and shall deliver to the Lender evidence of such insurance satisfactory to the Lender;

Taxes

(c)

pay all rents, taxes, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the mortgaged property or any part thereof as and when the same shall become due and payable and shall exhibit to the Lender, when required, the receipts and vouchers establishing such payment;

Observe Laws

(d)

duly observe and conform to all valid requirements of any governmental authority relative to any of the mortgaged property and all covenants, terms and conditions upon or under which the mortgaged property is held;

Furnish Information

(e)

furnish to the Lender such information with respect to the mortgaged property and the insurance thereon as the Lender may from time to time require, and shall give written notice to the Lender of all litigation before any court, administrative board or other tribunal affecting the Corporation or its property;

Not Encumber

(f)

not, without consent in writing of the Lender, create any mortgage, hypothec, charge, lien or other encumbrance (other than permitted encumbrances as set forth in Schedule “A” hereto) upon the mortgaged property or any part thereof ranking or purporting to rank in priority to or pari passu with the mortgage(s) and charge(s) created by this Debenture. Nothing in this section shall in and of itself cause the mortgage(s) and charge(s) created by this Debenture, or by any other security granted to the Lender, to be subordinated in priority to such permitted encumbrances or any other mortgage, hypothec, charge, lien or encumbrance.

DEFAULT

2.            The obligations secured shall immediately become payable and the security hereby constituted shall immediately become enforceable if the Corporation makes default either in payment of any of the obligations secured, or of any covenant or condition hereunder or under any other agreement to which the Corporation and the Lender are parties.

WAIVER OF DEFAULT

3.            The Lender may by notice to the Corporation waive any default of the Corporation on such terms and conditions as the Lender may determine, but no such waiver shall be taken to affect any subsequent default or the rights resulting therefrom.

ENFORCEMENT

4.            Whenever the security hereby constituted becomes enforceable and so long as it remains enforceable the Lender may:

(a)

immediately take possession of the mortgaged property and, whether or not the Lender has done so, may sell, lease, or otherwise dispose thereof either as a whole or in separate parcels at public auction, by public tender or by private sale, either for cash or upon credit and upon such terms and conditions as the Lender may determine; and the Lender may execute and deliver to any purchaser of the mortgaged property or any part thereof good and sufficient deeds and documents for the same, the Lender being irrevocably constituted the attorney of the Corporation for the purpose of making any such sale and executing such deeds and documents;

(b)

by instrument in writing appoint any person to be a receiver (which term shall include a receiver and manager) of the mortgaged property or of any part thereof and may remove any receiver so appointed and appoint another in his stead; and any such receiver so appointed shall have power:

(i)	to take possession of the mortgaged property or any part thereof;
(ii)	to carry on all or any part of the business of the Corporation relating to the mortgaged property;

(iii)

to borrow money on the security of the mortgaged property in priority to this Debenture for the purpose of the maintenance, preservation or protection of the mortgaged property or any part thereof or for carrying on all or any part of the business of the Corporation relating to the mortgaged property; and

(iv)

to sell, lease or otherwise dispose of the whole or any part of the mortgaged property at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the receiver shall determine;

provided that any such receiver shall be deemed the agent for the Corporation and the Lender shall not be in any way responsible for any misconduct or negligence of any such receiver; and

(c)

exercise any of the other rights to which the Lender is entitled as holder of this Debenture, including the right to take proceedings in any court of competent jurisdiction for the appointment of a receiver and manager, for the sale of the mortgaged property or any part thereof or for foreclosure, and the right to take any other action, suit, remedy or proceedings authorized or permitted hereunder or by law or by equity in order to enforce the security constituted by this Debenture.

EXPENSES

5.            The Corporation shall pay to the Lender upon demand the amount of all expenses incurred in recovering any obligations secured or in enforcing the security hereby constituted, including but not limited to the expenses incurred in connection with the repossession, holding, repairing, processing, preparing for disposition, and disposing of any of the mortgaged property (including reasonable legal expenses on a solicitor/client basis and other expenses).

DISCHARGE

6.            If the Corporation pays to the Lender the obligations secured by this Debenture, and if the Corporation otherwise observes and performs the terms and conditions hereof, then the Lender shall at the request and at the expense of the Corporation cancel and discharge the mortgage(s) and charge(s) of this Debenture and execute and deliver to the Corporation such deeds and other instruments as shall be requisite therefor.

NOTICE

7.            Any notice or demand required or permitted to be given or made hereunder by the Lender to the Corporation may be served personally on a director or officer of the Corporation or may be given or made by mailing the same by prepaid registered mail addressed to the Corporation at its address as set out above and shall be conclusively deemed to have been received by the Corporation if served personally on the day served and if given or made by mailing by prepaid registered mail on the third business day following the date of such mailing.

CONTINUING AND ADDITIONAL SECURITY

8.            This Debenture shall not be considered as satisfied or discharged by any intermediate payment of the whole or part of the obligations secured but shall constitute and be a continuing security to the Lender for a current or running account and shall be in addition to and not in substitution for any other security now or hereafter held by the Lender. The remedies of the Lender under this Debenture may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Lender however created.

NON-TRANSFERABLE

9.	The obligations hereby secured shall not be transferable.

LAW GOVERNING

10.	This Debenture shall be governed in all respects by the laws of the Province of Alberta.

MISCELLANEOUS

11.	The Corporation, by executing this Debenture, hereby acknowledges and agrees that:
(a)

all rights of the Lender under this Debenture shall enure to the benefit of its successors and assigns, and all obligations of the Corporation hereunder shall bind the Corporation, its heirs, executors, administrators, successors and assigns;

(b)

the time for attachment of the security interest created hereby has not been postponed and is intended to attach when this Debenture is signed by the Corporation, and attaches at that time to property in which the Corporation then has any right, title or interest and attaches to property in which the Corporation subsequently acquires any right, title or interest at the time when the Corporation first acquires such right, title or interest;

(c)

the Corporation hereby waives its right to receive a copy of any financing statement or financing change statement registered by the Lender in connection with this Debenture or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law; and

(d)	without limitation of any other provisions of this Debenture, a security interest is hereby taken in all of the Corporation’s present and after-acquired personal property.

IN WITNESS WHEREOF the Corporation has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its duly authorized officer(s) as of the • day of January, 2006.

GOLDSTAR GAS CORP.

Per:

SCHEDULE “A” ATTACHED TO AND FORMING PART OF THE $650,000.00 DEBENTURE DATED AS OF JANUARY •, 2006 GRANTED BY GOLDSTAR GAS CORP. (THE “CORPORATION”) IN FAVOUR OF BARNABUS ENERGY INC. (THE “LENDER”)

“permitted encumbrances” means as at any particular time any of the following encumbrances on the mortgaged property or property intended to form part of the mortgaged property or any part thereof:

(a)	liens for taxes, assessments or governmental charges:

(i)	not at such date due or delinquent; or
(ii)

the validity of which the Corporation shall be contesting in good faith and in respect of which the Corporation has given the Lender written notice as soon as the Corporation becomes aware of the existence of such lien;

(b)

the lien of any judgment rendered against the Corporation which the Corporation shall be contesting in good faith and in respect of which either there shall have been deposited with the Lender cash in an amount sufficient to satisfy the same or the Lender shall be otherwise satisfied that its interests are not prejudiced thereby;

(c)

undetermined or inchoate liens incidental to construction or current operations which have not at such date been filed pursuant to law against the Corporation or which relate to obligations not at such date due or delinquent;

(d)

liens incurred or created in the ordinary course of business on the mortgaged property or production of petroleum substances therefrom as security, in favour of any other person who is conducting the development or operation of the property to which rights relate, for the Corporation’s portion of the costs and expenses of such development or operation;

(e)

easements, rights of way, servitudes or other similar rights in property (including, without limitation, rights of way and servitudes for railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables) granted to or reserved or taken by other persons which in the aggregate do not materially detract from the value of such property or materially impair its use in the operation of the business of the Corporation;

(f)

security given by the Corporation to a public utility, any municipality, governmental or other public authority when required by such utility or municipality or authority in connection with the operations of the Corporation, all in the ordinary course of its business which singularly or in the aggregate do not materially detract from the value of an asset concerned or materially impair its use in the operation of the business of the Corporation;

(g)

the right reserved to or vested in any municipality, governmental or other public authority by the terms of any lease, license, franchise, grant or permit acquired by the Corporation or by any statutory provision, to terminate any such lease, license, provision, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof;

(h)

any other mortgage, charge, lien or encumbrance which the Corporation shall be contesting in good faith and in respect of which either there shall have been deposited with the Lender cash in an amount sufficient to satisfy the same or the Lender shall be otherwise satisfied that its interests are not prejudiced thereby;

(i)	the reservation in any original grant from the government or other grantor of any land or interests therein and statutory exceptions to title;
(j)

penalties arising under non-participation provisions of operating procedures and similar agreements as a consequence of the Corporation’s non-participation in drilling or other exploratory or development operations;

(k)	any encumbrance or agreement now in effect relating to pooling or a plan of unitization affecting the mortgaged property or any part thereof;
(l)	obligations to deliver petroleum substances to buyers thereof;
(m)

obligations under forward commitments of purchase relating to the current operations or obligations under any lease entered into in the ordinary course of business or any guarantee of such obligations given in the ordinary course of business;

(n)

a farmout or overriding royalty interest that is granted or entered into with arm’s length third parties, in the ordinary course of business and in accordance with sound industry practice and in the reasonable judgment of the Corporation, is necessary or advisable to grant or enter into in order to facilitate orderly exploration or development;

(o)

lessors’ royalties, rights to convert, take-or-pay obligations, freehold royalties, gross royalty certificates and other similar interests not otherwise provided for in this definition to the extent that those interests and obligations are taken into account by the most recent engineering report delivered by the Corporation to the Lender or otherwise have been granted or created in the ordinary course of business and in accordance with sound industry practices or if such interests and obligations are granted or created in the ordinary course of business and in accordance with sound industry practice; and

(p)

any mortgage, hypothec, charge, lien or other encumbrance granted by the Corporation which singularly or in the aggregate do not exceed $50,000 on property in order to secure funds required for the purchase of such property.

DATED: JANUARY •, 2006

GOLDSTAR GAS CORP.

to

BARNABUS ENERGY INC.

DEBENTURE

$650,000.00 U.S.